SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       July 30, 2001

                               Chart Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11442 (Commission File Number)	34-1712937 (I.R.S. Employer Identification No.)

5885 Landerbrook Drive, Suite 150, Cleveland, Ohio (Address of principal executive offices)	44124 (Zip Code)

Registrant's telephone number, including area code:            (440) 753-1490

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1 Press Release of the Company, dated July 30, 2001.

Item 9.	Regulation FD Disclosure.

Pursuant to Regulation FD, Chart Industries, Inc. (the "Company") is furnishing a press release it released on July 30, 2001. The press release is attached hereto as Exhibit 99.1.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHART INDUSTRIES, INC.

Date: July 31, 2001	By:	/s/ John T. Romain
John T. Romain Controller and Chief Accounting Officer

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EXHIBIT INDEX

EXHIBIT	Description of Exhibit

99.1	Press Release of the company, dated July 30, 2001.

E-1